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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2003
                                                        -----------------

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

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

Delaware                            001-15627              042451506
--------                            ---------              ---------

State or other jurisdiction of      (Commission            (IRS Employer
Incorporation or organization       File No.)              Identification No.)
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13980 Jane Street, King City, Ontario, Canada                            L7B 1A3
--------------------------------------------------------------------------------
Address of principal executive offices)                               (Zip Code)

                                 (905) 833-3838
              (Registrant's telephone number, including area code)

 Wireless Ventures, Inc., 67 Wall Street, Suite 2211, New York, New York, 10005
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant

         Previous Independent Accountants

         On February 27, 2003, Pivotal Self-Service Technologies Inc. dismissed PKF, Certified Public Accountants, a Professional Corporation ("PKF") as its principal accountants. Such action had been previously approved by the Registrant's Board of Directors. PKF's reports on the financial statements of the company for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles. PKF's reports dated April 9, 2002 and April 5, 2001 each contained a paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern. From the time of PKF's appointment as the company's auditors on April 2, 2001, through the date of this report, there has been no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the two most recent fiscal years and through the date of this report there have been no reportable events.

         New Independent Accountants

         On February 27, 2003, the Registrant retained Mintz & Partners LLP of Toronto, Ontario, Canada, as the company's independent accountants to conduct an audit of the Registrant's financial statements for the fiscal year ended December 31, 2002. This action was previously approved by the Registrant's Board of Directors.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         23.1     Letter from PKF re: resignation as certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   February 28, 2003


                 PIVOTAL SELF-SERVICE TECHNOLOGIES INC.



                 By ___________________________________________
                               John G. Simmonds
                             Chief Executive Officer



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February 27, 2003


PRIVATE AND CONFIDENTIAL

United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.   20549
 U.S.A.

RE:      PIVOTAL SELF-SERVICE TECHNOLIGES INC. SEC FILE NO. 001-15627
         ------------------------------------------------------------

The undersigned PKF, Certified Public Accountants, A Professional Corporation previously acted as independent accountants to audit the financial statements of Pivotal Self-Service Technologies Inc. (the "Company"). We are no longer acting as independent accountants to the Company.

This letter will confirm that we reviewed Item 4 of the Company's Form 8-K dated February 27, 2003, captioned "CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT" and that we agree with the statements made therein as they relate to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.





PKF Certified Public Accountants
A Professional Corporation